                                                                   EXHIBIT 10.28

                             Pure Resources, Inc.
                           500 West Illinois Street
                             Midland, Texas 79701

                               January 31, 2001


The Chase Manhattan Bank,
as Administrative Agent, and each of the Lenders party to the hereinafter described Credit Agreements

     RE: Credit Agreement dated as of September 29, 2000, among Pure Resources, Inc. (the "Company"), the several lenders from time to time parties
                     -------
          thereto, and The Chase Manhattan Bank ("Chase"), as Administrative
                                                  -----
          Agent (the "364-Day Credit Agreement")
                      ------------------------

          Credit Agreement dated as of September 29, 2000, among the Company, the several lenders from time to time parties thereto, and Chase, as Administrative Agent (the "5-Year Credit Agreement", together with the
                                     -----------------------
          364-Day Credit Agreement, the "Credit Agreements").
                                         -----------------

Ladies and Gentlemen:

     Attached hereto please find a letter dated January 15, 2001, addressed to Robert Mertensotto at Chase from William K. White at the Company (the "Request
                                                                       -------
Letter"). As reflected in the Request Letter, the Company is seeking Required
------
Lenders' approval to each of the waivers and consents set forth in Exhibit B to the Request Letter under the caption "Waivers and Consents Requested", each of which is incorporated herein by reference (the "Waivers and Consents"). All
                                                --------------------
capitalized terms used herein as definitions, but not defined herein, are defined in the Credit Agreements.

     By signing below, the Administrative Agent and the Required Lenders hereby evidence their consent to and approval of each of the Waivers and Consents, and the Required Lenders hereby further evidence their consent to the Administrative Agent granting the Waivers and Consents as contemplated in Section 10.02(b) of each Credit Agreement.

     The Company hereby acknowledges and agrees that the consent to and approval of the Waivers and Consents by the Administrative Agent and the Required Lenders shall not be deemed a waiver by the Lenders of any other covenant, condition or obligation on the part of the Company or any Restricted Subsidiary under the Credit Agreements or any other Loan Document. In addition, the foregoing consent to and approval of the Waivers and Consents shall in no respect evidence any commitment by the Lenders to grant any further consents or waivers of any covenant, condition or obligation on the part of the Company or any Restricted Subsidiary under the Credit Agreements or any other Loan Document. Any future waiver or consent must be specifically agreed to in writing in accordance with Section 10.02(b) of each Credit Agreement.

     This letter may be executed in multiple counterparts, all of which are identical. Each such counterpart shall be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

                                             Sincerely,

                                             PURE RESOURCES, INC.

                                             By:    /s/ William K. White
                                                    ---------------------------
                                             Name:  William K. White
                                             Title: Vice President, Finance, CFO

     Agreed to and Accepted as of the 31st day of January, 2001.

                                             ADMINISTRATIVE AGENT AND LENDERS

                                             THE CHASE MANHATTAN BANK,
                                             Individually and as Administrative
                                             Agent

                                             By:    /s/ Robert C. Mertensotto
                                                    ---------------------------
                                             Name:  Robert C. Mertensotto
                                             Title: Managing Director


                                             FIRST UNION NATIONAL BANK,
                                             Individually and as Syndication
                                             Agent

                                             By:    /s/ David Humphreys
                                                    ---------------------------
                                             Name:  David Humphreys
                                             Title: Vice President


                                             BNP PARIBAS, Individually and as
                                             Documentation Agent

                                             By:    /s/ Brian Malone
                                                    ---------------------------
                                             Name:  Brian Malone
                                             Title: Director

                                             By:    /s/ Betsy Jocher
                                                    ---------------------------
                                             Name:  Betsy Jocher
                                             Title: Vice President

                                             THE BANK OF NEW YORK

                                             By:    /s/ Peter Keller
                                                    ------------------------
                                             Name:  Peter Keller
                                             Title: Vice President


                                             CREDIT LYONNAIS NEW YORK BRANCH

                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________


                                             BANK ONE, TEXAS, N.A.

                                             By:    /s/ Wm. Mark Cranmer
                                                    ------------------------
                                             Name:  Wm. Mark Cranmer
                                             Title: Vice President


                                             THE FUJI BANK, LIMITED

                                             By:    /s/ Jacques Azagury
                                                    ------------------------
                                             Name:  Jacques Azagury
                                             Title: Senior Vice President and
                                                    Manager


                                             CIBC, INC.

                                             By:    /s/ Lindsay Gordon
                                                    ------------------------
                                             Name:  Lindsay Gordon
                                             Title: Executive Director


                                             WELLS FARGO BANK (TEXAS), N.A.

                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

                                             FLEET NATIONAL BANK

                                             By:    /s/ Stephen J. Hoffman
                                                    ------------------------
                                             Name:  Stephen J. Hoffman
                                             Title: Vice President


                                             THE SANWA BANK LIMITED

                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________